                                                                   EXHIBIT 10.16

                      CONSENT AND AMENDMENT NUMBER ONE TO
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------


     THE CONSENT AND AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT (this "Consent and Amendment") is entered into as of March 5, 1998 (but effective only in accordance with the terms and conditions of Section 4 of this Consent and
                                               ---------
Amendment), by and among FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill") and BANYAN SYSTEMS INCORPORATED, a Massachusetts corporation (the "Company"), with reference to the following facts:

     A. Foothill and the Company heretofore have entered into that certain Loan and Security Agreement, dated as of September 4, 1997 (the "Loan Agreement");

     B. Borrower has requested that Foothill consent to the issuance and sale of 263,158 shares of its Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred") and the issuance sale of warrants for the purchase of up to an additional 65,790 shares of Series B Convertible Preferred Stock, $.01 par value per share (the "Series B Preferred") and warrants for the purchase of up to an additional 65,790 shares of Series C Convertible Preferred Stock, $.01 par value per share (the Series C Preferred" and collectively, with the Series A Preferred and the Series B Preferred, the "Preferred") (collectively the "Warrants"), to HarbourVest Partners V-Direct Fund, L.P. (the "Transaction"), and to the amendment of the Loan Agreement to permit the Company to issue and sell the Preferred Stock having the powers, preferences and rights set forth in the Company's Certificate of Designations (the "Certificate") with respect to the Preferred Stock and to issue the Warrants;

     C. Foothill is willing to consent to the Transaction and to amend the Loan Agreement, in each case, in accordance with the terms and conditions hereof; and

     D. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

          NOW THEREFORE, in consideration of the above recitals and the mutual premises contained herein, Foothill and the Company hereby agree as follows:

          1.   Amendments to the Loan Agreement
               --------------------------------

               a. Section 1.1 of the Loan Agreement hereby is amended to include the following defined terms:

          "HarbourVest" means HarbourVest Partners V-Direct Fund, L.P., a limited partnership.

          "HarbourVest Preferred" means, collectively, the 263,158 shares of the
           ---------------------
          Company's Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred") having the powers, preferences and rights set forth in the Company's Certificate of Designations, a copy of which is attached hereto as Exhibit HP-1, and the issuance and sale
                                         ------------
          of warrants for the purchase of up to an additional 65,790 shares of Series B Convertible Preferred Stock, $.01 par value per share (the "Series B Preferred") and warrants for the purchase of up to an additional 65,790 shares of Series C Convertible Preferred Stock, $.01 par value per share (the "Series C Preferred" and collectively, with the Series A Preferred and the Series B Preferred, the "Preferred") (collectively the "Warrants") in substantially the form attached hereto as Exhibit HP-2, and the Series B Preferred and Series C
                    ------------
          Preferred issued upon exercise thereof, all as issued to HarbourVest pursuant to the HarbourVest Preferred Purchase Agreement.

          "HarbourVest Preferred Purchase Agreement" means that certain Preferred Stock and Warrant Purchase Agreement by the Company in favor of HarbourVest and accepted and agreed to by HarbourVest, dated March 5, 1998, a copy of which is attached hereto as Exhibit HP-3.
                                                         ------------

               b. Section 7.11 of the Loan Agreement hereby is amended to add the following as a second sentence to such section:

          Notwithstanding the foregoing, the Company may purchase shares from HarbourVest to the extent mandated by Section 7.7 of the HarbourVest Preferred Purchase Agreement and Section 4 of the Certificate of Designations.

               c. Section 7.16 of the Loan Agreement is hereby amended to read in its entirety as follows:

          7.16 PREFERRED STOCK. Authorize the issuance of, issue, or any Preferred Stock, other than Permitted Preferred Stock and the HarbourVest Preferred.

          2.   Foothill's Consent.  Foothill hereby consents to the Transaction,
               ------------------
and agrees that the Transaction shall be deemed not to cause any Default or Event of Default under the Loan Agreement, as amended by this Consent and Amendment.

          3.   Representations and Warranties.  The Company hereby represents
               ------------------------------
and warrants to Foothill that (a) the execution, delivery, and performance of this Consent and Amendment and of the Loan Agreement, as amended by this Consent and Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Consent and Amendment and the Loan Agreement, as amended by this Consent and Amendment, constitute the Company's legal, valid, and binding obligation, enforceable against the Company in accordance with its terms.

          4.   Conditions Precedent to the Effectiveness of this Consent and
               -------------------------------------------------------------
Amendment.  The effectiveness of this Consent and Amendment is subject to the
---------
fulfillment to the satisfaction of Foothill and its counsel, of each of the following conditions:

               a. Foothill shall have received the HarbourVest Preferred Purchase Agreement and all exhibits and schedules thereto, duly executed, and the HarbourVest Preferred Purchase Agreement shall be in full force and effect;

               b. The representations and warranties in this Consent and Amendment, the Loan Agreement as amended by this Consent and Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

               c. No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein; and

               d. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against the Company, Foothill, or any of their Affiliates.

          5.   Effect on Loan Agreement.  The Loan Agreement, as amended hereby,
               ------------------------
shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Consent and Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Foothill under the Loan Agreement, as in effect prior to the date hereof.

          6.   Further Assurances.  The Company shall execute and deliver all
               ------------------
agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral and to fully consummate the transactions contemplated under this Consent and Amendment and the Loan Agreement, as amended by this Consent and Amendment.

          7.   Miscellaneous.
               -------------

          a. Upon the effectiveness of this Consent and Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "herein," "hereof," or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Consent and Amendment.

          b. Upon the effectiveness of this Consent and Amendment, each reference in the Loan Documents to the "Loan Agreement," "thereunder," "therein," "thereof," or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Consent and Amendment.

          c. This Consent and Amendment shall be governed by and construed in accordance with the laws of the State of California.

          d. This Consent and Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereby may execute this Consent and Amendment by signing any such counterpart.

          IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be duly executed as of the date first written above.

                              FOOTHILL CAPITAL CORPORATION,
                              a California corporation


                              By:   /s/ illegible
                                 -------------------------

                              Title: Vice President
                                     --------------

                              BANYAN SYSTEMS INCORPORATED,
                              a Massachusetts corporation


                              By:   /s/ Richard M. Spaulding
                                    ------------------------

                              Title:     V. P.  & CFO
                                         ------------